July 24, 2000

                        DREYFUS FOUNDERS BALANCED FUND

                           SUPPLEMENT TO PROSPECTUS

                               DATED MAY 1, 2000

THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "DISTRIBUTIONS AND TAXES" ON
PAGE 10 IS HEREBY AMENDED BY REPLACING THE FIRST PARAGRAPH OF THAT SECTION WITH THE FOLLOWING:

      The fund intends to distribute net realized investment income on a quarterly basis every March, June, September, and December. The fund intends to distribute any net realized capital gains on an annual basis each December. From time to time, the fund may make distributions in addition to those described above.

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